Exhibit 10.2

                                                                  EXECUTION COPY


                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------


     This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of November 22, 2002, among A.M. Castle & Co., a Maryland corporation (the "Company"), the persons and entities listed on Schedule 1.1 attached hereto (each an "Investor") and W.B. & Co., an Illinois general partnership, for itself, and as nominee and agent of the Investors (the "Nominee").

                                    RECITALS
                                    --------

         WHEREAS, pursuant to the terms of that certain Series A Preferred Stock Purchase Agreement (the "Series A Purchase Agreement") dated as of the date hereof, the Investors are acquiring shares of Series A Cumulative Convertible Preferred Stock, $.01 par value per share, of the Company (the "Series A Preferred Stock"); and

         WHEREAS, the Series A Purchase Agreement contemplates this Agreement being executed by the parties hereto as of the date hereof.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.   Definitions and Usage.
          ---------------------

          1.1 Definitions. Unless otherwise provided in this Agreement, capitalized terms used herein shall have the following meanings:

     "Agreement" has the meaning set forth in the first paragraph of this Agreement.

     "Common Stock" means the Company's common stock, without par value.

     "Company" has the meaning set forth in the first paragraph of this Agreement.

     "Continuously Effective" with respect to a specified registration statement, means that such registration statement shall not cease to be effective and available for Transfers of Registrable Securities thereunder for longer than either (i) any ten (10) consecutive business days, or (ii) an aggregate of fifteen (15) business days during the period specified in the relevant provision of this Agreement.

     "Demand Registration" has the meaning set forth in Section 2.1(a).

     "Demand Registration Request" has the meaning set forth in Section 2.1(a).

     "Equity Securities" has the meaning set forth in Section 2.3(b).

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     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at that time.

     "Investor" has the meaning set forth in the first paragraph of this Agreement.

     "Holder" means (i) the Nominee or (ii) an Investor, unless and until such Investor assigns all of its rights and obligations hereunder to any Persons in accordance with Section 9.4, at such times as such Persons shall own Registrable Securities.

     "Losses" has the meaning set forth in Section 7(a).

     "Nominee" has the meaning set forth in the first paragraph of this Agreement.

     "Participating Holders" means the Holders participating in a registration hereunder.

     "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or other agency or political subdivision thereof.

     "Piggyback Registration" has the meaning set forth in Section 3.1.

     "Qualified Holders" means the holders of a majority of the Registrable Securities then outstanding.

     "register, registered and registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering by the SEC of effectiveness of such registration statement or document.

     "Registrable Securities" means (a) any Common Stock issued upon the conversion of any Series A Preferred Stock and (b) any Common Stock issued or issuable with respect to any of the securities referred to in clause (a) by way of a stock dividend, stock split, combination, subdivision or other similar event. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they (x) have been registered and sold pursuant to the Securities Act or which have been sold to the public pursuant to Rule 144 or any similar rule promulgated by the SEC pursuant to the Securities Act permitting the resale of restricted securities without the necessity of a registration statement under the Securities Act or (y) upon any Transfer in any manner to a Person which, by virtue of Section 9.4, is not entitled to the rights provided by this Agreement. For purposes of this Agreement, a Person shall be deemed to be the Holder of Registrable Securities, and the Registrable Securities shall be deemed to be outstanding and in existence, whenever such Person has the right to acquire such Registrable Securities upon conversion of Series A Preferred Stock, whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a Holder of such Registrable Securities hereunder.

     "Registration Expenses" has the meaning set forth in Section 6.1.

     "Requesting Holders" means the Holders requesting a registration hereunder.

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     "SEC" means the Securities and Exchange Commission and includes any governmental authority or agency succeeding to the functions thereof.

     "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at that time.

     "Series A Preferred Stock" has the meaning set forth in the Recitals.

     "Series A Purchase Agreement" has the meaning set forth in the Recitals.

     "Shelf Registration" has the meaning set forth in Section 2.2.

     "Transfer" means and includes the act of selling, giving, transferring, creating a trust (voting or otherwise), assigning or otherwise disposing of (other than pledging, hypothecating or otherwise transferring as security) (and correlative words shall have correlative meanings); provided, however, that any transfer or other disposition upon foreclosure or other exercise of remedies of a secured creditor after an event of default under or with respect to a pledge, hypothecation or other transfer as security shall constitute a "Transfer"; provided, further, however, no "Transfer" shall be deemed to have occurred if W.B. & Co. continued to be the nominee with respect to the Registrable Securities subject to such transfer or other distribution. For the avoidance of doubt, the parties hereto acknowledge that the W.B. & Co. nominee arrangement with the Investors with respect to the Registrable Securities does not itself constitute a "Transfer"

     "Violation" has the meaning set forth in Section 7(a).

     "Underwriters' Representative" means the managing underwriter, or, in the case of a co-managed underwriting, the managing underwriter designated as the Underwriters' Representative by the co-managers.

          1.2 Usage.
              -----

          (a) References to a Person are also references to its successors in interest (by means of merger, consolidation or sale of all or substantially all the assets of such Person or otherwise, as the case may be) and permitted assigns in accordance with Section 9.4.

          (b) References to Registrable Securities "owned" by a Holder shall include Registrable Securities beneficially owned by such Person but which are held of record in the name of a nominee, trustee, custodian, or other agent, but shall exclude Registrable Securities held by such Holder in a fiduciary capacity for customers of such Person.

          (c) References to a document are to it as amended, waived and otherwise modified from time to time and references to a statute or other governmental rule are to it as amended and otherwise modified from time to time (and references to any provision thereof shall include references to any successor provision).

          (d) References to Sections are to sections hereof, unless the context otherwise requires.

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          (e) The definitions set forth herein are equally applicable both to the singular and plural forms and the feminine, masculine and neuter forms of the terms defined.

          (f) The term "including" and correlative terms shall be deemed to be followed by "without limitation" whether or not followed by such words or words of like import.

          (g) The term "hereof" and similar terms refer to this Agreement as a whole.

          (h) The "date of" any notice or request given pursuant to this Agreement shall be determined in accordance with Section 9.8.

     2.   Demand Registrations.
          --------------------

          2.1 Requests for Registration.
              -------------------------

          (a) At any time after the 10 business days following the date that the Company's Annual Report on Form 10-K for the year ended December 31, 2002 is filed with the SEC, the Qualified Holders may make a written request (a "Demand Registration Request") to the Company that the Company effect the registration of all or any portion of the Registrable Securities as the Qualified Holders shall set forth in the Demand Registration Request pursuant to the terms of this Agreement (a "Demand Registration"), provided, that (i) the aggregate offering price of such Registrable Securities to be registered is at least $2,000,000 and
(ii) the Company shall not be required to cause more than two Demand Registrations in any twelve month period.

          (b) Each Demand Registration Request shall specify the approximate number of Registrable Securities requested to be registered. Within ten days after receipt of any such request, the Company shall give written notice of such requested registration to all other Holders, and shall include as part of such Demand Registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice by such Holders.

          (c) Upon receipt of a Demand Registration Request, the Company shall, subject to the terms and conditions of this Agreement, cause to be filed with the SEC a registration statement in accordance with the Securities Act and the Company shall include therein the Registrable Securities requested in the Demand Registration Request. The registration statement shall be on Form S-3 (or such successor form), unless at the time of filing such registration statement or at any time prior to the SEC entering an order declaring such registration statement to be effective under the Securities Act, either (i) the Company does not meet the "Registrant Requirements" of, or (ii) the proposed offering by the Participating Holders does not meet the "Transaction Requirements" of, "I. Eligibility Requirements For Use of Form S-3" to the General Instructions to Form S-3 under the Securities Act. In the event that Form S-3 is not available for use in connection with the registration statement, the registration statement shall be on an appropriate form of the SEC as shall be selected by the Company and shall permit the disposition of the Registrable Securities in accordance with the intended method of disposition specified in the Registration Request.

          2.2 Shelf Registration. In connection with any Demand Registration, the Qualified Holders requesting such Demand Registration may require the Company to file such registration with the Securities and Exchange Commission in

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accordance with and pursuant to Rule 415 promulgated under the Securities Act
(or any successor rule then in effect) (a "Shelf Registration"), provided that the Company shall only be required to file a Shelf Registration on Form S-2 or S-3 (or such successor forms).

          2.3 Restrictions on Registration.
              ----------------------------

          (a) The Company shall be entitled to (i) postpone the filing, effectiveness, supplementing or amending of the registration statement or prospectus otherwise required to be prepared and filed pursuant to this Agreement, and (ii) suspend the use of any prospectus included in the registration statement, if in either case the Company reasonably determines that such registration and/or the offer or Transfer of Registrable Securities contemplated by the registration statement or any prospectus would interfere with, or require premature disclosure of, any plan or proposal by the Company or any of its subsidiaries to engage in any material financing, acquisition, disposition, reorganization, merger or tender offer or other significant transaction, and the Company promptly gives the Participating Holders written notice of such determination. Notwithstanding anything herein to the contrary, the Company shall not exercise its rights under this Section 2.3(a) more than twice in any 12 month period, nor, in each case, for a period of more than 60 days. The Holders hereby acknowledge that any notice given by the Company pursuant to this Section 2.3(a) shall constitute material non-public information and that the United States securities laws prohibit any Person who has material non-public information about a company from purchasing or selling securities of such company or from communicating such information to any other Person under circumstances in which it is reasonably foreseeable that such Person is likely to purchase or sell such securities.

          (b) The Company shall not be obligated to file the registration statement otherwise required to be prepared and filed pursuant to this Section 2 if, within 30 days after its receipt of a Demand Registration Request, the Company notifies the Requesting Holders that (i) prior to the Company's receipt of such Demand Registration Request, the Company had a plan or intention promptly to register equity securities, including any security convertible into or exchangeable for equity securities ("Equity Securities"), under the Securities Act (other than Equity Securities to be registered on a registration statement on Form S-4 or Form S-8 (or any successor form to such forms)) and
(ii) the Company reasonably believes that the proposed methods of distribution of the Registrable Securities subject to such Demand Registration Request would impair or adversely affect the proposed distribution of the Equity Securities to be registered by the Company.

          (c) If the Company postpones the filing or effectiveness of a registration statement pursuant to Section 2.3(a)(i) or is not obligated to file a registration statement pursuant to Section 2.3(b), the Requesting Holders may withdraw in writing their Demand Registration Request and such Holders' rights under Section 2.1 to make a Demand Registration Request shall be reinstated and continue as if such unfulfilled Demand Registration Request had not been made.

          (d) Notwithstanding anything in this Agreement to the contrary, in no event will the Company be obligated to effect more than three Demand Registrations hereunder. For purposes of the preceding sentence, a Demand Registration shall not be deemed to have been effected (i) unless a registration

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statement with respect thereto has become effective, or (ii) if after such registration statement has become effective, the related offer, sale or distribution of Registrable Securities thereunder is prohibited by any stop order, injunction or other order or requirement of SEC or other governmental agency or court for any reason not attributable to any Holder and such prohibition is not thereafter eliminated. If the Company shall have complied with its obligations under this Agreement, a right to request a registration pursuant to this Section 2 shall be deemed to have been satisfied upon the effective date of such registration; provided, that, no stop order or similar order, or proceedings for such an order, is thereafter entered or initiated.

          (e) Notwithstanding anything in this Agreement to the contrary, the Company shall have no obligation hereunder to register any Registrable Securities if, at the time of a Demand Registration Request, the proposed sale or disposition of all of the Registrable Securities for which registration was requested by the Requesting Holders does not require registration under the Securities Act for a sale or disposition in a single public sale (including sales in accordance with Rule 144(k) or any similar rule promulgated by the SEC under the Securities Act), and the Company offers to remove any and all legends restricting Transfer from the certificates evidencing such Registrable Securities.

          (f) If at least 75% of the Registrable Securities requested to be registered by the Requesting Holders pursuant to a Demand Registration are not sold in such registration (a "Failed Registration"), the Requesting Holders shall have the right to require the Company to effect an additional registration of all or part of the Requesting Holders' Registrable Securities in accordance with this Section 2; provided, (i) the Holders shall reimburse the Company for the Registration Expenses incurred in the Failed Registration and (ii) the foregoing right to an additional registration shall only be available to the Holders with respect to one Failed Registration and thereafter any additional registrations (including Failed Registrations) shall count against the three Demand Registrations to which the Holders are entitled pursuant to Section 2.3(d) herein.

          2.4 Underwritten Offerings.
              ----------------------

          (a) If a Demand Registration pursuant to this Section 2 involves an underwritten offering (whether on a "firm commitment", "best efforts" or "all reasonable efforts" basis or otherwise), the Holders of a majority of the Registrable Securities initially requesting registration shall select the underwriter or underwriters and manager or managers to administer such underwritten offering; provided, however, that each Person so selected shall be reasonably acceptable to the Company.

          (b) If the Company effects the registration pursuant to this Section 2 in connection with an underwritten offering of Registrable Securities and the Underwriters' Representative advises the Participating Holders that, in its opinion, the amount of securities requested to be included in such offering (whether by the Holders or other holders of securities of the Company) exceeds the amount that can be sold in such offering within a price range acceptable to the Holders of a majority of the Registrable Securities initially requesting registration, securities shall be included in such offering and the related registration, to the extent of the amount that can be sold within such price range in the following order of priority: first, the Registrable Securities requested by the Participating Holders to be included in such registration

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pursuant to this Section 2 pro rata among the respective Holders thereof on the basis of the amount of Registrable Securities owned by each such Holder; and second, all other securities requested to be included in such registration. Subject to Section 9.13, the Holders shall continue to have their rights hereunder with regard to any such excluded Registrable Securities.

     3.   Piggyback Registrations.
          -----------------------

          3.1 Right to Piggyback. Whenever the Company proposes to register any of its securities under the Securities Act (other than pursuant to a Demand Registration which shall be governed by Section 2, and registrations related solely to employee benefit plans or a Rule 145 transaction) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company shall give prompt written notice to all Holders, of its intention to effect such a registration and, subject to the terms hereof, shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after such Holders receive the Company's notice.

          3.2 Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold therein without adversely affecting the marketability of the offering, the Company shall include in such registration (a) first, the securities the Company proposes to sell, (b) second, the Registrable Securities requested to be included in such registration, pro rata among the respective Holders thereof on the basis of the amount of Registrable Securities owned by each such Holder and (c) third, other securities requested to be included in such registration.

          3.3 Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration (a) first, the securities requested to be included therein by the holders requesting such registration, (b) second, the Registrable Securities requested to be included in such registration, pro rata among the Holders of such securities on the basis of the number of Registrable Securities owned by each such Holder and (c) third, other securities requested to be included in such registration.

          3.4 Selection of Underwriters. The Company shall have the right to select the investment banker(s) and manager(s) to administer the offering in connection with any Piggyback Registration.

          4. Registration Procedures. Whenever the Holders have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use commercially reasonable efforts to effect the registration of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as practicable:

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          (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause the registration statement to become effective (giving due regard to the need to prepare current financial statements, conduct due diligence and complete other actions that are reasonably necessary to effect a public offering); provided, however, that before filing the registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to one firm of counsel for the Participating Holders copies of all such documents in the form substantially as proposed to be filed with the SEC.

          (b) Prepare and file with the SEC such amendments and supplements to the registration statement and the prospectus used in connection with the registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the registration statement. Subject to Section 2.3(a), (i) the Company shall amend the registration statement or supplement the prospectus so that it will remain current and in compliance with the requirements of the Securities Act for the period specified in Section 4(j), and (ii) if during such period any event or development occurs as a result of which the registration statement or prospectus contains a misstatement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, then the Company shall promptly notify the Participating Holders, amend the registration statement or supplement the prospectus so that each will thereafter comply with the Securities Act and furnish to the Participating Holders such amended or supplemented prospectus, which such Holders shall thereafter use in the Transfer of Registrable Securities covered by such registration statement. Pending any such amendment or supplement described in this Section 4(b), the Participating Holders shall cease making offers or Transfers of Registrable Securities pursuant to the prior prospectus. If any Registrable Securities included in the registration statement subject to, or required by, this Agreement remain unsold at the end of the period during which the Company is obligated to use its reasonable efforts to maintain the effectiveness of the registration statement, the Company may file a post-effective amendment to the registration statement for the purpose of removing such Registrable Securities from registered status.

          (c) Furnish to the Participating Holders, without charge, such numbers of copies of the registration statement, any pre-effective or post-effective amendment thereto, the prospectus, including each preliminary prospectus and any amendments or supplements thereto, in each case in conformity with the requirements of the Securities Act, and such other related documents as such Holders may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holders.

          (d) Use its reasonable efforts (i) to register and qualify the securities covered by the registration statement under such other securities or Blue Sky laws of such states where an exemption from registration is not available and as shall be reasonably requested by any Underwriters' Representative (or, if the registration is not for a public offering, in up to ten states designated by the Holders of a majority of the Registrable Securities being registered) and (ii) to obtain the withdrawal of any order suspending the effectiveness of the registration statement, or the lifting of any suspension of the qualification (or exemption from qualification) of the offer and Transfer of any of the Registrable Securities in any state, at the earliest possible moment; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business as a foreign corporation, to consent to general service of process or subject itself to taxation in any state.

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          (e) In the event of any underwritten offering, use its reasonable efforts to enter into and perform its obligations under an underwriting agreement (including indemnification and contribution obligations of underwriters), in the usual and customary form for other securities offerings of the Company, with the managing underwriter or underwriters of such offering. The Company shall also cooperate with the Participating Holders and the Underwriters' Representative for such offering in the marketing of the Registrable Securities, including making available the officers, accountants, counsel, premises, books and records of the Company for such purpose, but the Company shall not be required to incur any material out-of-pocket expense pursuant to this sentence.

          (f) Promptly notify the Participating Holders of any stop order issued or threatened to be issued by the SEC in connection therewith and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

          (g) Make available for inspection by the Participating Holders, any underwriter participating in such offering and the representatives of such Holders and the Underwriter's Representative (but not more than one firm of counsel to such Holders), all financial and other information as shall be reasonably requested by them, and provide such Holders, any underwriter participating in such offering and the representatives of such Holders and the Underwriter's Representative the reasonable opportunity to discuss the business affairs of the Company with its principal executives and with the independent public accountants who have certified the audited financial statements included in the registration statement, in each case all as reasonably necessary to enable them to exercise their due diligence responsibility under the Securities Act; provided, however, that information that the Company determines to be confidential and which the Company advises such Person in writing is confidential shall not be disclosed unless such Person signs a confidentiality agreement reasonably satisfactory to the Company and such Holders agree to be responsible for such Person's breach of confidentiality on terms reasonably satisfactory to the Company.

          (h) Use its reasonable efforts to obtain a so-called "comfort letter" from the independent public accountants of the Company, and legal opinions of counsel to the Company addressed to the Participating Holders, in customary form and covering such matters of the type customarily covered by such letters, and in a form that shall be reasonably satisfactory to the Holders of a majority of the Registrable Securities being registered. Delivery of any such comfort letter or opinion shall be subject to the recipient furnishing such written representations or acknowledgements as are customarily provided by selling stockholders who receive such comfort letters or opinions.

          (i) Cause the Registrable Securities covered by the registration statement, if then listed on a securities exchange or included for quotation in a recognized trading market, to continue to be so listed or included for a reasonable period of time after the offering, but in no event for less than the period such registration is effective.

          (j) Keep the registration statement Continuously Effective (i) if a Demand Registration, for up to 60 calendar days or until such earlier date of which all the Registrable Securities under the Demand Registration statement

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shall have been disposed of in the manner described in the registration statement and (ii) if a Shelf Registration, for up to 12 months or until such earlier date as of which all the Registrable Securities under the Shelf Registration statement have been disposed of in a manner described in the registration statement. Notwithstanding the foregoing, if for any reason the effectiveness of a registration is suspended or postponed as permitted by any provision of this Agreement, the relevant foregoing period shall be extended by the aggregate number of days of such suspension or postponement. (k) Take such other actions as are reasonably required in order to expedite or facilitate the disposition of Registrable Securities included in the registration.

     5. Holders' Obligations. It shall be a condition precedent to the obligation of the Company to take any action pursuant to this Agreement with respect to the Registrable Securities of the Participating Holders, that each Participating Holder shall:

          (a) Promptly furnish to the Company such information regarding the Holder, the number of the Registrable Securities owned by it, the number of Registrable Securities to be registered and the intended method of disposition of such securities as shall be required to effect the registration of the Holder's Registrable Securities, and cooperate fully with the Company in preparing the registration.

          (b) If the Company has delivered a prospectus to the Holder and after having done so the prospectus is amended or supplemented to comply with the requirements of the Securities Act, at the written request of the Company, the Holder shall immediately cease making offers or Transfers of Registrable Securities and shall return the prospectuses to the Company and, upon receipt of the amended or supplemented prospectus from the Company, the Holder shall use only such amended or supplemented prospectus in making offers or Transfers of the Registrable Securities.

          (c) If the Company has delivered to the Holder written notice in accordance with Section 2.3(a), then the Holder shall immediately cease making offers or Transfers of Registrable Securities until the Company shall have given the Holder written notice that the Holder may once again commence making offers or Transfers of Registrable Securities under the current prospectus or has delivered to the Holder an amended or supplemented prospectus, in which event the Holder shall use only such amended or supplemented prospectus to make offers or Transfers of Registrable Securities.

          (d) During such time as the Holder may be engaged in a distribution of Registrable Securities, the Holder shall comply with Regulation M promulgated under the Exchange Act and pursuant thereto it shall, among other things, (i) not engage in any stabilization activity in connection with the securities of the Company in contravention of such regulation or (ii) distribute Registrable Securities under the registration statement solely in the manner described in the registration statement.

     6.   Registration Expenses.
          ---------------------

          6.1 Company Expenses. Subject to Section 6.2, all expenses incident to the Company's performance of or compliance with this Agreement, including all registration and filing fees, fees of any transfer agent and registrar, fees and

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expenses of compliance with securities or blue sky laws, printing expenses, fees and disbursements of counsel for the Company and its independent certified public accountants, fees and expenses of underwriters (excluding discounts and commissions attributable to the Registrable Securities included in such registration), the Company's internal expenses and the expenses and fees for listing the securities to be registered on each securities exchange or quotation system on which similar securities issued by the Company are then listed or quoted (all such expenses being herein called "Registration Expenses") shall be borne by the Company.

          6.2 Holder Expenses. In connection with a registration hereunder, the Company shall reimburse the Holders included in a registration for the reasonable fees and disbursements of one counsel (not to exceed $20,000).

     7. Indemnification; Contribution. If any Registrable Securities are included in a registration statement under this Agreement:

          (a) To the extent permitted by applicable law, the Company shall indemnify and hold harmless each Holder, each Person, if any, who controls such Holder within the meaning of the Securities Act, and each officer, director, partner and employee of such Holder and such controlling Person, against any and all losses, claims, damages, liabilities and expenses (joint or several), including reasonable attorney's fees and disbursements and reasonable expenses of investigation (collectively, "Losses"), incurred by such Person pursuant to any actual or threatened action, suit, proceeding or investigation, or to which any of the foregoing Persons may otherwise become subject under the Securities Act, the Exchange Act or other federal or state laws, but only insofar as such Losses arise out of or are based upon any of the following statements or omissions (collectively, a "Violation"):

               (i) any untrue statement or alleged untrue statement of a material fact contained in the registration statement, including any preliminary prospectus or final prospectus contained therein, or any amendments or supplements thereto; or

               (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

provided, however, that the indemnification required by this Section 7(a) shall not apply to amounts paid in settlement of any such Loss if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such Loss to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of a Holder or any underwriter expressly for use in connection with such registration; and provided, further, that any indemnification required by this Section 7(a) shall not apply to the extent that any such Loss is based on or arises out of an untrue statement or alleged untrue statement of a material fact, or an omission or alleged omission to state a material fact, included in or omitted from any preliminary prospectus if the final prospectus shall correct such untrue statement or alleged untrue statement, or such omission or alleged omission, and a copy of the final prospectus has not been sent or given by the Holder or any underwriter to the

Person alleging damage at or prior to the confirmation of sale to such Person; and provided, further, that this indemnity shall not be available to any Person who offers or Transfers any Registrable Securities (whether pursuant to a prospectus or not) during any period which the Company has notified the Holder that such offers and Transfers must cease under the Agreement, including Sections 2.3(a), 4(b), 5(b) and 5(c). Subject to Section 7(c), in connection with the foregoing indemnification obligations, the Company shall not be liable for reasonable fees and expenses of more than one separate firm for all the Holders and the Nominee.

          (b) To the extent permitted by applicable law, the Holders (jointly and severally) shall indemnify and hold harmless the Company, each of the directors of the Company, each of the officers of the Company who shall have signed the registration statement, each Person, if any, who controls the Company within the meaning of the Securities Act, and each officer, director, partner, and employee of such controlling Person, against any and all Losses incurred by such Person pursuant to any actual or threatened action, suit, proceeding or investigation, or to which any of the foregoing Persons may otherwise become subject under the Securities Act, the Exchange Act or other federal or state laws, but only insofar as such Losses arise out of or are based upon any Violation, in each case to the extent that such Violation arises out of or is based upon information furnished in writing by or on behalf of a Holder expressly for use in connection with such registration; provided, however, that
(x) any indemnification required by this Section 7(b) shall not apply to amounts paid in settlement of any such Loss if such settlement is effected without the consent of the Qualified Holders (which consent shall not be unreasonably withheld) and (y) in no event shall the amount of any indemnity obligation under this Section 7(b) exceed the gross proceeds from the applicable offering received by the Holders.

          (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, suit, proceeding, investigation or threat thereof made in writing for which such indemnified party may make a claim under this Section 7, such indemnified party shall deliver to the indemnifying party a written notice thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and disbursements and expenses (in each case, to the extent reasonable) to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time following the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 7 to the extent of such prejudice but shall not relieve the indemnifying party of any liability that it may have to any indemnified party otherwise than pursuant to this Section 7. Any such indemnified party shall have the right to employ separate counsel in any such action, claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expenses of such indemnified party unless (i) the indemnifying party has agreed to pay such fees and expenses or (ii) the indemnifying party shall have failed to promptly assume the defense of such action, claim or proceeding or (iii) the named parties to any such action, claim or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it that are different from or in addition to those available to the indemnifying party and that the assertion of such defenses would create a conflict of interest such that counsel employed by the indemnifying party could not faithfully represent the indemnified party (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action, claim or proceeding on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action, claim or proceeding or separate but substantially similar or related actions, claims or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such indemnified parties, unless in the reasonable judgment of such indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such action, claim or proceeding, in which event the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels).

          (d) If the indemnification required by this Section 7 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any Losses referred to in this Section 7:

               (i) the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions that resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any Violation has been committed by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such Violation. The amount paid or payable by a party as a result of the Losses referred to above shall be deemed to include, subject to the limitations set forth in Sections 7(a), 7(b) and 7(c), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding;

               (ii) the parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in Section 7(d)(i). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

     (e) The obligations of the Company and the Holders under this Section 7 shall survive the completion of any offering of Registrable Securities pursuant to the registration statement under this Agreement, and otherwise.

     8. Holdback. Each Holder, if so requested by the Company or the Underwriters' Representative in connection with an offering of any Equity Securities covered by a registration statement filed by the Company, shall (to the extent that similarly situated Persons are so required) not effect any public sale or distribution of Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, including a sale pursuant to Rule 144 under the Securities Act during the 15-day period prior to, and during the 90-day period beginning on, the date (i) such registration statement is declared effective under the Securities Act by the SEC or (ii) of commencement of such offering or distribution if such offering or distribution is on a delayed or continuous basis pursuant to Rule 415 under the Securities Act. In order to enforce the foregoing covenant, the Company shall be entitled to impose stop-Transfer instructions with respect to the Registrable Securities of each Holder until the end of such period. Each Holder shall treat any such request confidentially and shall not disclose such information to any Person.

     9.   Miscellaneous.
          -------------

          9.1 Remedies. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages are not an adequate remedy for any breach of the provisions of this Agreement and that any party may apply for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

          9.2 Amendments and Waivers.
              ----------------------

          (a) This Agreement shall not be amended, modified or supplemented except by written instrument signed by each of the parties hereto.

          (b) Any term or provision of this Agreement may be waived, or the time for performance extended, as authorized in writing by the party or parties entitled to the benefit thereof. No waiver of any term or condition of this Agreement shall operate as a waiver of any other breach of such term and condition or any other term or condition, nor shall any failure to enforce any provision hereof operate as a waiver of such provision or of any other provision hereof. No written waiver hereunder, unless it by its own terms explicitly provides to the contrary, shall be construed to effect a continuing waiver of the provisions being waived and no such waiver in any instance shall constitute a waiver in any other instance or for any other purpose or impair the right of the party against whom such waiver is claimed in all other instances or for all other purposes to require full compliance with such provision.

          9.3 Further Assurances. Each of the parties hereto shall execute all such further instruments and documents and take all such further action as any other party hereto may reasonably require in order to effectuate the terms and purposes of this Agreement.

          9.4 Successors, Assigns and Subsequent Holders.
              ------------------------------------------

          (a) All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and the permitted assigns of the parties hereto.

          (b) The rights to cause the Company to register Registrable Securities pursuant to this Agreement may be assigned (but only with all related obligations) by a Holder if (x) such Transfer involves at least 33% of the Registrable Securities held by the Holder on the date hereof or (y) the Transfer is to (i) a subsidiary, parent, partner, limited partner, member, retired member, retired partner or stockholder of such Holder or (ii) such Holder's family member or trust for the benefit of such Holder (provided, that all such transferees who would not qualify individually for assignment of registration rights under clause (x) of this Section 9.4 have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this Agreement).

          (c) No assignment or Transfer pursuant to this Section 9.4 shall be effective unless (i) the Company is, within a reasonable time after such Transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and (ii) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement.

          9.5 Aggregation of Stock. All shares of Registrable Securities held or acquired by affiliated entities or Persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

          9.6 Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter contained herein, and supersedes all prior agreements, negotiations, discussions and understandings among the parties hereto with respect to such subject matter (including without limitation the Term Sheet signed October 24, 2002 between the Company and the Nominee).

          9.7 Severability. Wherever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law and in such a way as to, as closely as possible, achieve the intended economic effect of such provision and this Agreement as a whole, but if any provision contained herein is, for any reason, held to be invalid, illegal or unenforceable in any respect, such provision shall be ineffective to the extent, but only to the extent, of such invalidity, illegality or unenforceability without invalidating the remainder of such provision or any other provisions hereof, unless such a construction would be unreasonable.

          9.8 Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given (a) when delivered personally, (b) if transmitted by facsimile, when confirmation of transmission is received, (c) if sent by registered or certified mail, postage prepaid, return receipt requested, when received, or (d) if sent by reputable overnight courier service, the next business day; and shall be addressed as follows:

          If to the Company, to

              A.M. Castle & Co.
              3400 North Wolf Road
              Franklin Park, IL  60131
              Attention:  President
              Facsimile:  (847) 455-6930

          with a copy to:

              A.M. Castle & Co.
              3400 North Wolf Road
              Franklin Park, IL  60131
              Attention:  Counsel
              Facsimile:  (847) 455-6930

               and

              Sidley Austin Brown & Wood
              Bank One Plaza
              10 South Dearborn Street
              Chicago, Illinois  60603
              Attention:  Thomas A. Cole
              Kevin F. Blatchford
              Facsimile:  (312) 853-7036

          If to the Holders or the Nominee, to:

              Simpson Estates, Inc.
              30 North LaSalle Street
              Suite 1231
              Chicago, IL  60601
              Attention:  Patrick J. Herbert, III
              Facsimile:  (312) 726-3143

          with a copy to:

              McDermott, Will & Emery
              227 West Monroe Street
              Suite 5500
              Chicago, Illinois  60606
              Attention:  Timothy R.M. Bryant
              Facsimile:  (312) 984-3669

          9.9 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Illinois, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois. In furtherance of the foregoing, the internal law of the State of Illinois shall control the interpretation and construction of this Agreement, even though under that jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

          9.10 Submission to Jurisdiction. Each of the parties hereto hereby irrevocably submits in any suit, action or proceeding arising out of or related to this Agreement, or any of the transactions contemplated hereby, to the exclusive jurisdiction of the United States District Court for the Northern District of Illinois and the Circuit Court of Cook County, Illinois, and, to the extent permissible by law, waives any and all claims and objections that any such court is an inconvenient forum.

          9.11 Attorneys' Fees. In the event of any action or suit based upon or arising out of any actual or alleged breach by the Company, on the one hand, or the Nominee or the Investors, on the other hand, of any provision of this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees and expenses of such action or suit from the losing party, in addition to any other relief ordered by the court; provided, that, unless otherwise specified herein, the Company shall not be liable for reasonable fees and expenses of more than one firm for all of the Holders and the Nominee.

          9.12 Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which will be considered an original instrument, but all of which together will be considered one and the same agreement, and will become binding when one or more counterparts have been signed by and delivered to each of the parties.

          9.13 Termination. This Agreement may be terminated at any time by a written instrument signed by the Company and the Nominee, on behalf of the Qualified Holders. Unless sooner terminated in accordance with the preceding sentence, this Agreement (other than Section 7) shall terminate in its entirety automatically upon the earlier of (i) such date as there are fewer than 500,000 shares of Registrable Securities outstanding and (ii) the date that the Company is a party to a merger or consolidation and the Holders receive pursuant to such merger or consolidation securities registered under the Securities Act in exchange for the Registrable Securities.

          9.14 No Third Party Beneficiaries. Except as provided in Section 7 and
Section 9.4(b), nothing herein expressed or implied is intended to confer upon any Person, other than the parties hereto or their respective permitted assigns or successors, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

          9.15 Actions by the Investors. (a) Each Investor hereby constitutes and appoints the Nominee, the true and lawful attorney and agent of such Investor to execute in the name, place and stead of such Investor any and all amendments to this Agreement and all notices, communications or other instruments necessary or advisable in connection herewith; the Nominee to have the full power and authority to do and perform in the name and on behalf of each Investor every act whatsoever necessary or advisable to be done on the premises as fully and to all intents and purposes as such Investor might or could do in person.

          (b) For all purposes of this Agreement, each Investor represents, warrants and covenants that any notice, communication or action taken by the Nominee may be unconditionally relied upon by the Company as being for and on behalf of all of the Investors.

          (c) For all purposes of this Agreement where the Company is required to give notice to any Holder (or any group of Holders) who is an Investor on the date hereof, the Company may provide such notice to the Nominee on behalf of such Holder(s) and the receipt of such notice by the Nominee shall be deemed for all purposes hereunder to be receipt by such Holder(s).










                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed the day and year first above written.


                                            A.M. CASTLE & CO.



                                            By:  /s/  G. Thomas McKane
                                               --------------------------------
                                            Name:     G. Thomas McKane
                                            Title:    President and CEO


                                            W.B. & CO. for itself, and as
                                            nominee and agent of the Investors
                                            listed on Schedule 1.1 attached
                                            hereto



                                            By:  /s/  Patrick J. Herbert, III
                                               --------------------------------
                                            Name:     Patrick J. Herbert, III
                                            Title:    General Partner



                                            /s/  Patrick J. Herbert, III
                                            -----------------------------------
                                                 Patrick J. Herbert, III, as
                                            Attorney-in-Fact, Trustee or
                                            Authorized Officer for those
                                            Investors listed on Schedule 1.1
                                            attached hereto under the heading
                                            "Patrick J. Herbert, III,
                                            Attorney-in-Fact, Trustee or
                                            Authorized Officer"


                                            United States Trust Company of New
                                            York, as Trustee for those Investors
                                            listed on Schedule 1.1 attached
                                            hereto under the heading "United
                                            States Trust Company of New York,
                                            Trustee"



                                            By:  /s/  Scott A. Salisbury
                                               --------------------------------
                                            Name:     Scott A. Salisbury
                                            Title:    Senior Vice President


                                Signature Page
                                     to the
                          Registration Rights Agreement